                                                         EXHIBIT (d)(iii)


                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                Effective Date
----                                                --------------

Schwab International Index Fund - Investor Shares   July 21, 1993

Schwab International Index Fund - Select Shares     April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares       October 14, 1993

Schwab Small-Cap Index Fund - Select Shares         April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly       September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly     September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio           September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                      February 28, 1996

Schwab S&P 500 Fund - Investor Shares               February 28, 1996

Schwab S&P 500 Fund - Select Shares                 April 30, 1997

Schwab Analytics Fund                               May 21, 1996

Schwab MarketManager International Portfolio        September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly     October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio (formerly   October 13, 1996
known as Schwab OneSource Portfolios-Balanced
Allocation)

Schwab MarketManager Small Cap Portfolio            August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio            April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                   October 28, 1998

Institutional Select Large Cap-Value Index Fund     October 28, 1998

Institutional Select Small-Cap Value Index Fund     October 28, 1998

Schwab Total Stock Market Index Fund - Investor     April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select       April 15, 1999
Shares

Communications Focus Fund                           May 15, 2000

Financial Services Focus Fund                       May 15, 2000

Health Care Focus Fund                              May 15, 2000

Technology Focus Fund                               May 15, 2000

Schwab Hedged Equity Fund                           August 6, 2002



                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Tai-Chin Tung
                                             ---------------------------------
                                    Name:    Tai-Chin Tung
                                    Title:   Treasurer and Principal
                                             Financial Officer

                                    CHARLES SCHWAB INVESTMENT
                                    MANAGEMENT, INC.

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Director, Senior Vice President
                                             and Chief Investment Officer

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy one-hundredths of one percent
                                        (0.70%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and
                                        sixty one-hundredths of one percent
                                        (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty-one hundredths of one percent
                                        (0.50%) of the Fund's average daily
                                        net assets not in excess of
                                        $300,000,000 and forty-five
                                        one-hundredths of one percent (0.45%)
                                        of such assets over $300,000,000

Schwab MarketTrack Growth Portfolio     Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's average
Director-High Growth Fund)              daily net assets not in excess of
                                        $500 million, and forty nine-one
                                        hundredths of one percent (0.49%) of
                                        such net assets over $500 million

Schwab MarketTrack Balanced Portfolio   Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's average
Director-Balanced Growth Fund)          daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketTrack Conservative         Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
Asset Director-Conservative Growth      daily net assets not in excess of
Fund)                                   $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion.

Schwab Analytics Fund                   Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketManager International      Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
OneSource Portfolios-International)     daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketManager Growth Portfolio   Fifty-four one-hundredths of one
(formerly as Schwab OneSource           percent (0.54%) of the Fund's average
Portfolios-Growth Allocation)           daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketManager Balanced           Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
OneSource Portfolios-Balanced           daily net assets not in excess of
Allocation)                             $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketManager Small Cap          Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
OneSource Portfolios-Small Company)     daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab Market Track All Equity          Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
Asset Director-Aggressive Growth Fund)  daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Institutional Select S&P 500 Fund       Twenty one-hundredths of one percent
                                        (0.20%) of the Fund's average daily net
                                        assets not in excess of $1 billion; and
                                        eighteen one hundredths of one percent
                                        (0.18%) of such net assets over $1
                                        billion.

Institutional Select Large-Cap Value    Twenty one-hundredths of one percent
Index Fund                              (0.20%) of the Fund's average daily
                                        net assets not in excess of $1 billion;
                                        and eighteen one hundredths of one
                                        percent (0.18%) of such net assets over
                                        $1 billion.

Institutional Select Small-Cap Value    Twenty-five one-hundredths of one
Index Fund                              percent (0.25%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; and twenty-three one hundredths
                                        of one percent (0.23%) of such net
                                        assets over $1 billion.

Schwab Total Stock Market Index Fund    Thirty one-hundredths of one percent
                                        (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        and twenty-two one hundredths of one
                                        percent (0.22%) of such net assets over
                                        $500 million.

Communications Focus Fund               Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Financial Services Focus Fund           Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Health Care Focus Fund                  Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Technology Focus Fund                   Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Schwab Hedged Equity Fund               One percent and seventy five-one-hundredths
                                        of one percent (1.75%) of the Fund's average
                                        daily net assets

                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Tai-Chin Tung
                                             ---------------------------------
                                    Name:    Tai-Chin Tung
                                    Title:   Treasurer and Principal
                                             Financial Officer

                                    CHARLES SCHWAB INVESTMENT
                                    MANAGEMENT, INC.

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Director, Senior Vice President
                                             and Chief Investment Officer

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                             Effective Date
----                                             --------------
Schwab International Index Fund - Investor       July 21, 1993
Shares

Schwab International Index Fund - Select         April 30, 1997
Shares

Schwab Small-Cap Index Fund - Investor Shares    October 14, 1993

Schwab Small-Cap Index Fund - Select Shares      April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly    September 25, 1995
known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Balanced Portfolio            September 25, 1995
(formerly known as Schwab Asset
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio        September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                   February 28, 1996

Schwab S&P 500 Fund - Investor Shares            February 28, 1996

Schwab S&P 500 Fund - Select Shares              April 30, 1997

Schwab Analytics Fund                            May 21, 1996

Schwab MarketManager International Portfolio     September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio            October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio          October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio         August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio         April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                October 28, 1998

Institutional Select Large-Cap Value Index       October 28, 1998
Fund

Institutional Select Small - Cap Value Index     October 28, 1998
Fund

Schwab Total Stock Market Index Fund -           April 15, 1999
Investor Shares

Schwab Total Stock Market Index Fund - Select    April 15, 1999
Shares

Communications Focus Fund                        May 15, 2000

Financial Services Focus Fund                    May 15, 2000

Health Care Focus Fund                           May 15, 2000

Technology Focus Fund                            May 15, 2000

Schwab Hedged Equity Fund                        August 6, 2002


                                    SCHWAB CAPITAL TRUST

                                    By:      /s/ Stephen B. Ward
                                             ---------------------------------
                                    Name:    Stephen B. Ward
                                    Title:   Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:      /s/ Jeff Lyons
                                             ---------------------------------
                                    Name:    Jeff Lyons
                                    Title:   Executive Vice President